EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Repro-Med Systems, Inc. (the "Company") on Form 10-KSB for the period ending February 28, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report"), I, Andrew I. Sealfon, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results



Date: June 13, 2008

/s/ Andrew I. Sealfon
Andrew I. Sealfon
Chief Executive Officer and Principal Financial Officer